Market Risk	12 Months Ended
Dec. 31, 2024
Yerbae Brands Corp [Member]
Restructuring Cost and Reserve [Line Items]
Market Risk

NOTE 19 – MARKET RISK

Credit Risk

Credit risk is the risk that a counter party will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Company is exposed to credit risk from its operating activities (primarily accounts receivable) and from its financing activities, including deposits with banks and financial institutions. The Company places its cash with high quality credit institutions. From time to time, the Company maintains cash balances at certain institutions in excess of the Federal Deposit Insurance Corporation (“FDIC”) limit. As of December 31, 2023, the Company had a cash balance that exceeded the FDIC limit with four financial institutions. Management believes that the risk of loss is not significant and has not experienced any losses in such accounts.

Interest Rate Fluctuation Risk

We consider all highly liquid investments with an original maturity of three months or less to be cash equivalents. As of December 31, 2024, we did not have any cash equivalents.

The primary objective of our investment activities is to preserve the principal while maximizing income without significantly increasing risk. Because we only hold cash and our portfolio’s fair value is insensitive to interest rate changes. In future periods, we will continue to evaluate our investment policy in order to ensure that we continue to meet our overall objectives. A hypothetical 100 basis point increase or decrease in interest rates would not have a material effect on our financial results.

Price Risk

In the normal course of business our financial position is routinely subject to a variety of risks. The principal market risks (i.e., the risk of loss arising from adverse changes in market rates and prices) to which we are exposed are fluctuations in commodity and other input prices affecting the costs of our raw materials (including, but not limited to, increases in the costs of aluminum cans, as well as certain sweeteners), fluctuations in energy and fuel prices, as well as limitations in the availability of aluminum cans and certain other raw materials and packaging materials. We generally do not use hedging agreements or alternative instruments to manage the risks associated with securing sufficient ingredients or raw materials. We are also subject to market risks with respect to the cost of commodities and other inputs because our ability to recover increased costs through higher pricing is limited by the competitive environment in which we operate.

We do not use derivative financial instruments to protect ourselves from fluctuations in interest rates and, except for aluminum, generally do not hedge against fluctuations in commodity prices.

Capital Management

The Company’s policy is to maintain a strong capital base so as to maintain investor and creditor confidence and to sustain future development of the business. The capital structure of the Company consists of the aggregate of short-term and long-term debt (including convertible debt, notes payable, lease liabilities and advances) additional capital and deficit.

The Company manages its capital structure and makes adjustments to it in light of economic conditions and externally imposed capital requirements. The Company, upon approval from its Board of Directors, will make changes to its capital structure as deemed appropriate under specific circumstances. The current objectives are to safeguard the Company’s ability to continue as a going concern, provide financial capacity and flexibility to meet its strategic objectives and provide an adequate return to unitholders commensurate with the level of risk.

There were no changes in the Company’s approach to capital management during the year.